Loan Receivable	12 Months Ended
Mar. 31, 2012
Notes, Loans and Financing Receivable, Net, Current [Abstract]
Loans Receivables [Text Block]

3. Loan Receivable

       The Company acquired $10.0 million of the lending commitments (the "Loan Commitment") made by various lenders under the Third Amended and Restated Credit Agreement dated July 29, 2011 by and among the Borrower ("Borrower"), Bank of America, N.A. as administrative agent and letter of credit issuer, and various other lenders (the "Borrower Credit Facility"), and thus became a co-lender under the Borrower Credit Facility. Upon the closing of such transaction, the Company advanced a total of $10.0 million to fund (i) the Company's then current portion of total advances made to borrower under the Credit Agreement and (ii) the balance of the Company's $10.0 million Loan Commitment. The Company acquired the Loan Commitment in connection with negotiations between the Company and Borrower concerning the Company's possible acquisition of Borrower through a merger transaction. Although the Company and Borrower are no longer pursuing such potential acquisition, the Company remains a co-lender under the Borrower Credit Facility. The Credit Facility matured March 30, 2012 and the Borrower is currently in the refinancing process. The Company has received all interest payments due through May 31, 2012. In April 2012, the Company received a partial repayment of $3.7 million; therefore, the current remaining balance of this Loan Commitment is $6.3 million. The Company expects the remaining balance to be paid in full in the near future. The Company has no indication that Borrower' obligations to the Company arising under the Borrower Credit Facility are impaired.  The Company routinely assesses the loan for possible impairment. Such obligations are included in Loan Receivable in the March 31, 2012 Consolidated Balance Sheet.